Exhibit 10.1

ALBERTON ACQUISITION CORPORATION

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of October 4, 2021, by and between Alberton Acquisition Corporation, a British Virgin Islands company (the “Company”), and the Investors set forth on the signature pages affixed hereto (each an “Investor” and collectively the “Investors”).

WHEREAS, the Company was organized for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition or other similar business combination, an operating business (“Business Combination”); and

WHEREAS, the Company has entered into that certain Merger Agreement dated October 27, 2020, by and among the Company, Alberton Merger Subsidiary Inc., a Nevada corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and SolarMax Technology, Inc., a Nevada corporation (“SolarMax”), as amended by amendments dated November 10, 2020, March 31, 2021, August 11, 2021 September 10, 2021 and October 4, 2021, which agreement, as so amended and as may be hereafter amended, including an amendment to reflect this Agreement, being referred to as the “Merger Agreement,” pursuant to which Merger Sub will merge with and into SolarMax (the “Merger”), and SolarMax will survive the Merger as a wholly-owned subsidiary of the Company; and

WHEREAS, the Company has filed a registration statement on Form S-4 (File Number 333-251825) (the “S-4 Registration Statement”) relating to the transactions contemplated by the Merger Agreement which has not been declared effective by the U.S. Securities and Exchange Commission (the “Merger Prospectus”); and

WHEREAS, the Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, convertible promissory notes (the “Notes”) in the aggregate amount of USD$10,000,000 (the “Principal Amount”) of of the Company, which Notes are automatically converted into shares (the “Conversion Shares”) of the Company’s ordinary shares with no par value (the “Ordinary Shares”) at the conversion at the closing of the Merger which Ordinary Shares shall, pursuant to the Redomestication, as defined in the Merger Agreement, become shares of common stock, par value $0.0001 per share or the Company as a Nevada corporation (“Common Stock”), and which Notes shall be in the form of Exhibit A (the “Form of Notes”);

WHEREAS, the Notes and the Conversion Shares issued pursuant to this Agreement are together referred to herein as the “Securities”; and

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree to the sale and purchase of the Securities as set forth herein.

1.	Definitions.

For purposes of this Agreement, the terms set forth below shall have the corresponding meanings provided below.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Affiliate” shall mean, with respect to any specified Person, (i) if such Person is an individual, the spouse, heirs, executors, or legal representatives of such individual, or any trusts for the benefit of such individual or such individual’s spouse and/or lineal descendants, or (ii) otherwise, another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified. As used in this definition, “control” shall mean the possession, directly or indirectly, of the sole and unilateral power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or other written instrument.

“Business Day” shall mean any day on which banks located in New York, New York are not required or authorized by law to remain closed.

“Ordinary Shares” is defined in the recitals above.

“Closing” and “Closing Date” are defined in Section 2.2.

“Company’s knowledge” means the knowledge of that each of the executive officers and directors (as defined in Rule 405 under the 1933 Act) of the Company, and the knowledge that each such person would have reasonably obtained after making due and appropriate inquiry.

“Conversion Shares” is defined in the recitals above.

“Liens” means any mortgage, lien, title claim, assignment, encumbrance, security interest, adverse claim, contract of sale, restriction on use or transfer or other defect of title of any kind.

“Notes” is defined in the recitals above.

“Person” shall mean an individual, entity, corporation, partnership, association, limited liability company, limited liability partnership, joint-stock company, trust or unincorporated organization.

“Purchase Price” shall mean the purchase price of each Note issued to each Investor as set forth on the signature pages affixed hereto and the aggregated purchase price of USD$10,000,000, with the Purchase Price of each Note being 100% of the principal amount of the Note issued to the Investor.

“Registrable Securities” shall mean the Conversion Shares; provided, however, that a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 or Regulation S under the 1933 Act, or (B) such security becoming eligible for sale by the Investors pursuant to Rule 144 or Regulation S without volume limitations, or (C) three years from the date of issuance of the Notes.

“Resale Prospectus” shall mean the prospectus forming part of any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Regulation D” means Regulaton D under the 1933 Act or any successor regulation.

“Regulation S” means Regulation S under the 1933 Actor any successor rule.

“Rule 144” means Rule 144 of the SEC pursuant to the 1933 Act.or any successor rule.

“S-4 Registration Statement” has the meaning set forth in recitals;

“SEC” means the United States Securities and Exchange Commission.

“Securities” is defined in the recitals above.

“Subsidiaries” shall mean any corporation or other entity or organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest or otherwise controls through contract or otherwise.

“Transfer” shall mean any sale, transfer, assignment, conveyance, charge, pledge, mortgage, encumbrance, hypothecation, security interest or other disposition, or to make or effect any of the above.

“U.S. Person” is defined under Rule 902 of the SEC pursuant to the 1933 Act or any successor rule.

2.	Sale and Purchase of Notes.

2.1 Subscription for Notes by Investors. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined) each of the Investors shall severally, and not jointly, purchase from the Company, and the Company shall sell to the Investors, the Notes, in the respective amounts set forth on the signature pages of this Agreement upon receipt by the Escrow Agent, as hereinafter defined, of the Purchase Price payable by the Investor.

2.2 Deposit in Escrow. Each Investor shall, not later than the effective date of the S-4 Registration Statement, pay the Purchase Price payable by such Investor to Continental Stock Transfer & Trust Company, as escrow agent (the “Escrow Agent”), pursuant to an escrow agreement with the Escrow Agent which provides that the Escrow Agent shall pay to the Company the amount deposited into escrow by the Investor contemporaneously with the closing of the Merger and the release to the Company of funds held by the Escrow Agent pursuant to an Investment Management Trust Agreement dated October 23, 2018 by and between the Company and the Escrow Agent, as trustee. In the event that the Company fails to consummate the Merger by the last day on which the Company may complete a business combination under with memorandum and articles of association or liquidates, the Company shall instruct the escrow agent to return the fund to the Investors.

2.3 Closing. Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company on the effective date of the S-4 Registration Statement (the “Closing Date”), such principal amount of Notes set forth on the signature pages of this Agreement for the Purchase Price of the Notes (the “Closing”). The Closing shall occur remotely via the exchange of documents and signatures and wire transfer of immediately available funds on the to the Escrow Agent. The Company shall deliver to each Investor, against delivery by each Investor of the Purchase Price to the Escrow Agent (as provided in Section 2.2), duly issued Notes representing the principal amount of Notes being purchased by such Investor

2.4 Release of Funds. Immediately prior to the closing of the Merger, the Company shall provide a written instruction mutually signed by the Company and SolarMax to the Escrow Agent to distribute the funds held in the Escrow Account to pay off the outstanding indebtedness of the Company as of the closing of the Merger and release the remaining funds, if any, to the operating bank account of the Company following the closing of the Merger; provided that upon occurrence of any Event of Default set forth in the Notes, the Company shall, without the consent of SolarMax, instruct the Escrow Agent to return the funds held in the Escrow Account to the Investors in accordance with Section (3) of the Notes.

3.	Representations, Warranties and Acknowledgments of the Investors.

Each Investor severally and not jointly represents and warrants to the Company solely as to such Investor that:

3.1 Organization. If an entity, the Investor has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation. The execution, delivery and performance by the Investor of this Agreement are within the powers of the Investor, have been duly authorized and will not constitute or result in a material breach or default under or conflict with any law, statute, rule or regulation applicable to the Investor, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Investor is a party or by which the Investor is bound, and, if the Investor is not an individual, will not violate any provisions of the Investor’s organizational documents. The signature on this Agreement is genuine, and the signatory, if the Investor is an individual, has legal competence and capacity to execute the same or, if the Investor is not an individual the signatory has been duly authorized to execute the same.

3.2 Authority; Non-Contravention. This Agreement has been validly authorized, executed and delivered by Investor and assuming the due authorization, execution and delivery thereof by the other parties hereto, is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by Investor does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which Investor is a party which would prevent Investor from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which Investor is subject.

3.3 Governmental Approvals. All consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings with any governmental or other authority on the part of Investor required in connection with the consummation of the transactions contemplated in the Agreement have been or shall have been obtained prior to and be effective as of the Closing.

3.4 Eligible Investor. Such Investor is an accredited investor as defined in Rule 501(a) of Regulation D under the 1933 Act (“Regulation D”) or a “non-U.S. Person” as defined in Regulation S promulgated under the Securities Act. The Investor is acquiring the Securities only for its own account and not for the account of others, and not on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. The Investor is not an entity formed for the specific purpose of acquiring the Securities.

(a) If the Investor is U.S. Person the Investor has has completed and initialed the accredited investor questionnaire included as Exhibit B to this Agreement.

(b) If the Investor is a non-U.S. Person, the Investor further represents the following in connection with the Regulation S compliance.

(i) The Investor is not a U.S. Person. The Investor is at the time of the offer and execution of this Agreement, domiciled outside the United States.

(ii) The Investor agrees that all offers and sales of the Securities from the date hereof and through the expiration of any restricted period set forth in Rule 903 of Regulation S (or any successor rule) shall not be made to U.S. Persons or for the account or benefit of U.S. Persons and shall otherwise be made in compliance with the provisions of Regulation S and any other applicable provisions of the Securities Act.

(iii) The Investor shall not engage in hedging transactions with regard to the Securities unless in compliance with the 1933 Act. This Agreement and the transactions contemplated herein are not part of a plan or scheme to evade the registration provisions of the Securities Act, and the Shares are being acquired for investment purposes by the Investor.

(iv) The Investor acknowledges that the Company will refuse to register any transfer of any of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act.

(vi) The Investor understands that the sale of the Securities is made pursuant to and in reliance upon Regulation S promulgated under the Securities Act (“Regulation S”). The Investor is not a U.S. Person (as defined in Regulation S), it is acquiring the Securities in an offshore transaction in reliance on Regulation S, and it has received all the information that it considers necessary and appropriate to decide whether to acquire the Shares hereunder outside of the United States. The Investor is not relying on any statements or representations made in connection with the transactions contemplated hereby other than representations contained in this Agreement. The Investor understands and agrees that Securities sold pursuant to Regulation S may be subject to restrictions thereunder, including compliance with the distribution compliance period provisions therein.

3.5 No Brokers. No broker, investment banker, financial advisor, finder or other person has been retained by or is authorized to act on behalf of Investor that will be entitled to any fee or commission for which the Company will be liable in connection with the execution of this Agreement or the consummation of the transactions contemplated hereby.

3.6 Securities Law Compliance. The Investor understands that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Securities issued at the Closing have not been registered under the Securities Act. The Investor understands that the Securities are restricted securities, as defined in Rule 144 and may not be resold, transferred, pledged or otherwise disposed of by the Investor absent an effective registration statement under the Securities Act except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates (if any) or any book-entry shares representing the Securities issued at the Closing shall contain a legend or restrictive notation to such effect. The Investor understands and agrees that the Securities, until sold pursuant to an effective registration statement, will be subject to transfer restrictions and, as a result of these transfer restrictions, the Investor may not be able to readily resell the Securities and may be required to bear the financial risk of an investment in the Securities for an indefinite period of time. The Investor understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Securities. The Investor understands that, because the Company is a shell corporation, the Investor will not be eligible to use Rule 144 promulgated under the Securities Act for at least one year after “Form 10” information relating to the Merger has been filed with the SEC. The Investor is not subject to the “Bad Actor” disqualification, as such terms is defined in Rule 506 of Regulation D, promulgated under the Securities Act. The Investor understands that the Shares will be issued in book entry form and will be subject to a standard securities law restricted share legend and stop order against the transfer of the Securities.

3.7 Risks of Investment.

(a) The Investor acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Securities, including those set forth in the Company’s filings with the SEC. The Investor is able to fend for itself in the transactions contemplated herein and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and the Investor has sought such accounting, legal and tax advice as the Investor has considered necessary to make an informed investment decision. Alone, or together with any professional advisor(s), the Investor has considered the risks of an investment in the Securities and determined that the Securities are a suitable investment for the Investor and that the Investor is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Investor’s investment in the Company.

(b) The Investor understands that the Conversion Price is based on the trading price of the Company’s rights that are currently traded on the Nasdaq Capital Market under trading symbol “ALACR") and understands the relationship between such price and the market price for the Company’s Ordinary Shares.

(c) The Investor acknowledges specifically that a possibility of total loss exists and has the financial ability to sustain a total loss of its investment. In making its decision to purchase the Securities, the Investor has relied solely upon independent investigation made by the Investor and the representations and warranties of the Company set forth herein. Without limiting the generality of the foregoing, the Investor has not relied on any projections or forecasts of future results of operations. Investor acknowledges and agrees that Investor had access to, and an adequate opportunity to review, financial and other information as Investor deems necessary in order to make an investment decision with respect to the Securities.

(c) The Investor understands and agrees that no federal or state agency has passed upon or endorsed the merits of this offering of the Shares or made any findings or determination as to the fairness of this investment or the accuracy or adequacy of the information provided to the Investor.

3.8. Anti-Money Laundering.  The operations of the Investor, including the obligations of the Investor pursuant to this Agreement, are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA Patriot Act of 2001 and the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency in the United States and, if the Investor is a resident of any country other  than the United States the anti-money laundering laws of the country in which the Investor is a resident (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Investor with respect to the Anti-Money Laundering Laws is pending or, to the Investor’s knowledge, threatened and there is no basis for any such action, suit or proceeding.

3.9 Absence of Certain Relationships.  To the best of the Investor’s knowledge, none of: (i) the Investor; (ii) any person controlling or controlled by the Investor; (iii) any person having a beneficial interest in the Investor; or (iv) any person for whom the Investor is acting as agent or nominee in connection with the purchase of the Shares:

(a) is a country, territory, individual or entity named on a list maintained by of the U.S. Department of the Treasury Office of Foreign Assets Control (“OFAC”), or a person or entity prohibited under the OFAC Programs.  The Investor agrees to promptly notify the Company should the Investor become aware of any change in the information set forth in these representations; or

(b) is a senior foreign political figure [1], or any immediate family [2] member or close associate [3] of a senior foreign political figure, as such terms are defined in the footnotes below.

3.10 IRS Tax Documents. The Investor is delivering, contemporaneously with the execution of this Agreement either an IRS Form W-9 or the applicable IRS Form W-8.

[1]	A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

[2]	The “immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

[3]	A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

4.	Representations and Warranties of the Company.

The Company represents, warrants and covenants to the Investors that:

4.1. Organization. The Company is duly formed in the jurisdiction of its organization and, upon completion of the redomestication from a British Virgin Islands corporation into a Nevada corporation will be a corporation organized, existing and in good standing under the laws of the State of Nevada, and has the requisite corporate power and authority to execute, deliver and carry out the terms of this Agreement and to consummate the transactions contemplated hereby and thereby.

4.2. Authorization for the Securities. The Securities have been duly authorized and when issued and delivered to the Investor against full payment therefor in accordance with the terms of this Agreement, the Securities will be validly issued, fully paid and non-assessable, free and clear of all liens or other restrictions (other than those arising under this Agreement or applicable securities laws or that incurred by the Investor) and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s organizational documents.

4.3 Authority; Non-Contravention. This Agreement has been validly authorized, executed and delivered by the Company and assuming the due authorization, execution and delivery thereof by the other parties hereto, is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by the Company does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which the Company is a party which would prevent the Company from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which the Company is subject.

4.4 No Broker. Neither the Company nor SolarMax has entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other person to any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Agreement.

5.	Registration Rights.

5.1 Resale Prospectus and Liquidated Damages. Within four (4) business days of the Closing, the Company shall file the Resale Prospectus and use the commercially reasonable effort to have the Resale Prospectus declared effective by the SEC within 20 trading days following the closing of the Merger (the “Required Effective Date”). In the event that the Resale Prospectus has not been declared effective by the Required Effective Date, for each thirty (30) day period subsequent to the Required Effective Date that the Company shall have failed to have the Resale Propsectus declared effective, the Company shall pay, within three (3) business days following each thirty-day period, liquidated damages equal to one-half percent (0.5%) of the Purchase Price in cash as liquidated damanges (the “Liquidated Damages”) and such payment shall not be considered as a penalty. The Liqudiated Damage for any thirty-day period will be prorated to the extent that the Resale Prospectus is declared by the SEC during such thirty-day period.

5.2 Condition to Registration. It shall be a condition precedent to the obligations of the Company to complete any registration pursuant Section 5.1 that the Investors shall furnish to the Company in a timely manner such information regarding the Investors, the Registrable Securities and the intended method of disposition as shall be reasonably required to effect and maintain the effectiveness of the registration of the Registrable Securities and the Investors shall execute such documents in connection with such registration as the Company may reasonably request. In furtherance of the foregoing, the Investors shall furnish to the Company a completed and executed questionnaire provided by the Company requesting information customarily sought of selling security holders.

5.3 Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Resale Prospectus. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the trading market on which Conversion Sharese are then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws, (ii) printing expenses, (iii) messenger, telephone and delivery expenses, and (iv) fees and disbursements of counsel and independent public accountants for the Company. Notwithstanding the foregoing, fees and disbursements of counsel and accountants for the Investors and any other expenses incurred by the Investors not expressly included above, including any underwriting discounts and selling commissions or other amounts payable to underwriter(s) or broker(s) in connection with the sale or disposition of the Investors’ Conversion Shares, shall be borne by the Investors or the applicable Investors (as the case may be) on a pro rata basis.

6.	Transfer Restrictions.

6.1 Transfer or Resale. Each Investor understands that:

(a) All or any portion or component of Registrable Securities may not be transferred unless:

(i) the Securities are sold pursuant to an effective registration statement under the 1933 Act,

(ii) if the Securities are sold pursuant to an exemption to the registarion requirement of the 1933 Act, ,

(iii) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144) of the Investor who agrees to sell or otherwise transfer the Securities only in accordance with this Section 6.1 and who is an Accredited Investor, as such term is defined in Rule 501(a) of the SEC pursuant to the 1933 Act\,

(iv) the Securities are sold pursuant to Rule 144, or

(v) the Securities are sold pursuant to Regulation S;

and, in each case, the Investor shall have delivered to the Company, at the reasonable cost of the Company, a customary opinion of counsel, in form, substance and scope reasonably acceptable to the Company. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

6.2 Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of each Investor or its nominee, for any Conversion Shares in such amounts as specified from time to time by each Investor to the Company upon conversion of the Conversion Shares in accordance with the terms thereof (the “Irrevocable Transfer Agent Instructions”). The Conversion Shares shall be subject to a restricted stock legend which will be removed upon sale pursuant to a registration statement or pursuan to Rule 144 or another exemption from the registration requirement of the 1933 Act pursuant to which the transferee receives shares free of such restrictions. Prior to such sale of the Conversion Shares, all such certificates shall bear the restrictive legend specified in Section 3.6, as applicable of this Agreement. Nothing in this Section shall affect in any way the Investor’s obligations and agreement set forth in Section 6.1 hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. If an Investor provides the Company with a customary opinion of counsel, that shall be in form, substance and scope reasonably acceptable to such counsel, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by such Investor. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investors, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 6.2 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Investors shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

6.3 Subject to the restrictions on transfer described in this Section 6.3, the rights and obligations of the Company and Investor shall be binding upon and benefit the successors, permitted assigns, heirs, administrators and permitted transferees of the parties. Neither this Agreemetn, the Note nor any of the rights, interests or obligations hereunder may be assigned or transferred, by operation of law or otherwise, in whole or in part, by the Company or Investor without the prior written consent of the other party.

7. Acknowledgement; Waiver. Each Investor (i) acknowledges that the Company may possess or have access to material non-public information which has not been and will not be communicated to such Investor; (ii) hereby waives any and all claims, whether at law, in equity or otherwise, that he, she, or it may now have or may hereafter acquire, whether presently known or unknown, against the Company or any of its officers, directors, employees, agents, affiliates, Subsidiaries, successors or assigns relating to any failure to disclose any non-public information in connection with the transactions contemplated by this Agreement, including without limitation, any such claims arising under the securities or other laws, rules and regulations, and (iii) is aware that the Company is relying on the foregoing acknowledgement and waiver in clauses (i) and (ii) above, respectively, in connection with the transactions contemplated by this Agreement.

8.	Miscellaneous.

8.1 Termination. This Agreement shall terminate on the earlier of (i) the release of the Purchase Price to the Company, (ii) the date the Merger Agreement is terminated and (iii) the date that the Company is forced to liquidate pursuant to its current amended and resated articles and memorandum of association as the same may be amended; provided, that the parties’ pursuant to Sections 5, 6, 7 and 8 shall survive such termination.

8.2 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile transmission, and any such executed facsimile copy shall be treated as an original.

8.3 Governing Law. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of New York. Each of the parties hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall federal or state court sitting in the City, County and State of New York and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

8.4 Remedies Cumulative. Each of the parties hereto acknowledges and agrees that, in the event of any breach of any covenant or agreement contained in this Agreement by the other party, money damages may be inadequate with respect to any such breach and the non-breaching party may have no adequate remedy at law. It is accordingly agreed that each of the parties hereto shall be entitled, in addition to any other remedy to which they may be entitled at law or in equity, to seek injunctive relief and/or to compel specific performance to prevent breaches by the other party hereto of any covenant or agreement of such other party contained in this Agreement. Accordingly, Investor hereby agrees that the Company is entitled to an injunction prohibiting any conduct by the Investor in violation of this Agreement and the Investor shall not seek the posting of any bond in connection with such request for an injunction. Furthermore, in any action by the Company to enforce this Agreement, Investor waives its right to assert any counterclaims and its right to assert set-off as a defense. The prevailing party agrees to pay all costs and expenses, including reasonable attorneys' and experts' fees that such prevailing party may incur in connection with the enforcement of this Agreement.

8.5 Severability. If any term, provision or covenant of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated

8.6 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

8.7 Headings. The descriptive headings of the Sections hereof are inserted for convenience only and do not constitute a part of this Agreement.

8.8 Entire Agreement; Changes in Writing. This Agreement constitutes the entire agreement among the parties hereto and supersedes and cancels any prior agreements, representations and warranties, whether oral or written, among the parties hereto relating to the transaction contemplated hereby. Neither this Agreement nor any provision hereof may be changed or amended nor may any right be waived except by a written instrument which refers to this Agreement and is signed by all parties in the case of a modification or amendment or by the party granting the waiver in the case of a waiver.

8.9 Further Assurances. If at any time any of the parties hereto shall consider or be advised that any further documents or actions are necessary or desirable to vest, perfect or confirm of record or otherwise the rights, title or interest in or to the Shares or under or otherwise pursuant to this Agreement, the parties hereto shall execute and deliver such further documents or take such actions and provide all assurances and to take and do all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in or to the Shares or under or otherwise pursuant to this Agreement.

8.10 Notice. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered by email, with evidence of delivery, (iii) one business day after being sent, if sent by reputable, internationally recognized overnight courier service that provides evidene of delivery or attempted delivery, or (iv) three (3) business days (five (5) business days for overseas) after being mailed, if sent by registered or certified mail, prepaid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Company at or prior to the Closing, to: Alberton Acquisition Corporation Room 1001, 10/F, Capital Center 151 Gloucester Road Wanchai, Hong Kong Attn: Guan Wang	with a copy (which will not constitute notice) to: Hunter Taubman Fischer & Li LLC 800 Third Avenue, Suite 2800 New York, New York 10022 Attn: Arila Zhou, Esq.
With a copy to: SolarMax Technology, Inc. 3080 12th Street Riverside, California 92507 Attn: David Hsu, CEO	Ellenoff Grossman & Schole LLP 1345 Avenue of the Americas, 11th Floor New York, New York 10105 Attn: Asher S. Levitsky PC.
If to the Company after the Closing: SolarMax Technology, Inc. 3080 12th Street Riverside, California 92507 Attn: David Hsu, CEO	Ellenoff Grossman & Schole LLP 1345 Avenue of the Americas, 11th Floor New York, New York 10105 Attn: Asher S. Levitsky PC.
Notice to the Investor shall be given to the address underneath the Investor’s name on the signature page hereto to the attention of the person who executed this Agreement on behalf of the Investor.

8.11 Waiver of Claims Against Trust. Reference is made to the final prospectus of the Company, filed with the Securities Exchange Commission on October 24, 2018 (the “Prospectus”). Investor warrants and represents that it has read the Prospectus and understands that the Company has established a trust account containing the proceeds of its initial public offering (“IPO”) and from certain private placements occurring simultaneously with the IPO (collectively, with interest accrued from time to time thereon, the “Trust Fund”) initially in an amount of $100,000,000 for the benefit of the Company’s public shareholders (“Public Shareholders”) and certain parties (including the underwriters of the IPO) and that, except for a portion of the interest earned on the amounts held in the Trust Fund, the Company may disburse monies from the Trust Fund only: (i) to the Public Shareholders in the event they elect to redeem ordinary shares of the Company in connection with the consummation of the Company’s Business Combination, (ii) to the Public Shareholders if the Company fails to consummate a Business Combination within the applicable time period, (iii) any amounts necessary to pay any taxes and for working capital purposes from the interest accrued in the Trust Fund or (iv) to the Company after or concurrently with the consummation of a Business Combination.

For and in consideration of the Company entering into entering into this agreement with Investors, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Investor hereby agrees that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Fund or distributions thereform, or make any claim against, the Trust Fund, regardless of whether such claim arises as a result of, in connection with or relating in any way to, any proposed or actual business relationship between the Company and Investor, this Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Claims”). Investor hereby irrevocably waives any Claims it may have against the Trust Fund (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Fund (including any distributions therefrom) for any reason whatsoever (including, without limitation, for an alleged breach of this Agreement). Investor agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by the Company to induce it to enter in this Agreement, and Investor further intends and understands such waiver to be valid, binding and enforceable under applicable law.

[Signature Pages Immediately Follow]

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first above written.

ALBERTON ACQUISITION CORP.

By:	/s/ Guan Wang
Name:	Guan Wang
Title:	Chief Executive Officer

INVESTORS:

The Investors executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

Annex A
Securities Purchase Agreement
Investor Counterpart Signature Page

The undersigned desiring to (i) enter into this Securities Purchase Agreement dated as of September 30, 2021 (the “Agreement”), between the undersigned Alberton Acquisition Corporation, a British Islands company (the “Company”), and the other parties hereto, in or substantially in the form furnished to the undersigned and (ii) purchase the securities of the Company as set forth below, hereby agrees to purchase such securities from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof. The undersigned specifically acknowledges having read the representations in the Agreement section entitled “Representations, Warranties and Acknowledgements of the Investors,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor.

Name of Investor: If an entity: Print Name of Entity:		All Investors: Address: RM.517, New City Centre, 2 Lei Yue Mun Road, Kwun Tong, Kowloon, Hong Kong

EAST ASIA INTERNATIONAL TRADE CO., LIMITED		Telephone No.:

By:	/s/ Juan Xie	Facsimile No.:
Name:	Juan Xie
Title:	Executive Director

If an individual:

Print Name:		Email Address:
Signature:
The Investor hereby elects to purchase a Note under the Securities Purchase Agreement in the principal amount of $5,000,000_______ (to be completed by Investor), at a Purchase Price equal to 100% of the Principal Amount..

Annex A
Securities Purchase Agreement
Investor Counterpart Signature Page

The undersigned desiring to (i) enter into this Securities Purchase Agreement dated as of September 30, 2021 (the “Agreement”), between the undersigned Alberton Acquisition Corporation, a British Islands company (the “Company”), and the other parties hereto, in or substantially in the form furnished to the undersigned and (ii) purchase the securities of the Company as set forth below, hereby agrees to purchase such securities from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof. The undersigned specifically acknowledges having read the representations in the Agreement section entitled “Representations, Warranties and Acknowledgements of the Investors,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor.

Name of Investor: If an entity: Print Name of Entity:		All Investors: Address: Building 3, Fl 12, No. 137-139 Gannuo Connaught Road Central, HongKong

WEBAO Limited		Telephone No.:

By:	/s/ Yunsong Li	Facsimile No.:
Name:	Yunsong Li
Title:	Executive Director

If an individual:

Print Name:		Email Address:
Signature:
The Investor hereby elects to purchase a Note under the Securities Purchase Agreement in the principal amount of $5,000,000______ (to be completed by Investor), at a Purchase Price equal to 100% of the Principal Amount..